Leases	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
Leases	Leases
Operating Leases
The Company leases its facilities under non-cancelable lease agreements which expire between 2022 and 2026. Certain of these arrangements have free rent, escalating rent payment provisions, lease renewal options, and tenant allowances. Rent expense is recognized on a straight-line basis over the noncancellable lease term.
In April 2019, the Company entered into a non-cancellable agreement to lease office space in Mountain View, California. The lease is a two-year operating lease, which includes scheduled rent escalations during the lease term. The Company had an option to extend the lease through 2025, although the Company did not exercise the option and the lease expired in the third quarter of 2022.
In February 2020, the Company entered into a non-cancellable sublease agreement for its Mountain View office space. The sublease agreement commenced on April 1, 2020. Under the term of the sublease agreement, the Company received $2.0 million in base lease payments plus reimbursement of certain operating expenses over the term of the sublease, which ended in July 2022. During the years ended December 31, 2022 and 2021, the Company recognized $0.5 million and $0.9 million, respectively, of sublease income under this agreement.
In February 2020, the Company entered into a non-cancellable agreement to lease additional office space in Mountain View, California for a one-year period. There was no option to extend the lease.
In November 2021, the Company entered into a non-cancellable agreement to lease office space in Phoenix, Arizona for a 21-month period. The lease contains an escalation clause and free rent. The monthly base rent will be $10.4 thousand for months two through thirteen and will increase by approximately 1.9% over the initial term. There is no option to extend the lease.
The Company's corporate headquarters are located in San Francisco, California, pursuant to an operating lease that was to expire in August 2023. On October 28, 2022, the lease agreement was amended to extend for a period of 30 months through February 28, 2026. The monthly base rent will be $20.4 thousand for the first year and will increase by 3.0% per year over the initial term.
As a result of the Furmacy acquisition on October 24, 2022, the Company assumed two real-estate operating leases for their headquarter location in El Dorado Hills, California. The leases are separate and distinct for office space and warehouse use. The remaining lease term as of the acquisition date was 13 months for each lease. The Company measured the lease liabilities at the present value of the remaining lease payments, as if each acquired lease was a new lease of the Company at the acquisition date. There is no option to extend the leases further.
Non-cash activities involving Right of Use ("ROU") assets, including the impact of adopting the new lease standard on January 1, 2022, were $0.5 million in assets and $0.5 million in liabilities. Operating lease expense under ASC 842 for leased facilities was $0.4 million, net of sublease income of $0.5 million, and variable lease costs were $0.1 million for the year ended December 31, 2022. Rent expense for operating leases, as previously reported under former lease accounting standards, net of sublease income, was $2.6 million for the year ended December 31, 2021.
As of December 31, 2022, the future minimum lease payments required under operating leases were as follows (in thousands):

2023	288
2024	248
2025	255
2026	43
Total minimum lease payments	$834
The weighted average remaining lease term and the weighted average discount rate of the Company’s operating leases is 2.3 years and 8.6% at December 31, 2022. The discount rates are generally based on estimates of the Company’s incremental borrowing rate, as the discount rates implicit in the Company’s leases cannot be readily determined.